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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                 Current Report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of earliest event reported:    February 16, 2004

                              TRAILER BRIDGE, INC.




          Delaware                      000-22837                13-3617986
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


           10405 New Berlin Road East
             Jacksonville, Florida                                 32226
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(Address of principal executive offices)                         (Zip Code)






Registrant's telephone number including area code:           (904)-751-7100
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         This amendment to Form 8-K is being filed to expand the discussion of the reclassification of long-term debt to current liabilities set forth in the fifth paragraph below, by adding the six paragraph below.

(a)      Dismissal of Deloitte & Touche LLP

         On February 16, 2004, Trailer Bridge, Inc. (the "Company") dismissed Deloitte & Touche LLP as its independent accountants. The decision to dismiss Deloitte & Touche LLP was recommended and approved by the Company's Audit Committee for reasons of cost efficiencies.

         The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2002 and 2001 contained going concern qualifications but did not otherwise contain any adverse opinion or disclaimer of opinion, nor were they otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the two fiscal years ended December 31, 2002 and 2001, and the subsequent period through the date that Deloitte & Touche LLP was dismissed, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2002 and 2001 or within the subsequent interim period through the date that Deloitte & Touche LLP was dismissed, except for the following:

         Recently, but prior to the Company's dismissal of Deloitte & Touche LLP, the Company had advised Deloitte & Touche LLP of its intention to restate the December 31, 2002 balance sheet to reclassify the borrowings under its revolving line of credit, which were previously reported as long-term debt, as current liabilities in accordance with Emerging Issues Task Force No. 95-22. The Company advised Deloitte & Touche LLP of its intention to restate the December 31, 2002 balance sheet in filing its Form 10-K for the year ended December 31, 2003. Because the underlying credit agreement was scheduled to mature in January 2004, such borrowings were classified as current in the interim financial statements included in the Company's quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2003; June 30, 2003; and September 30, 2003.

         Deloitte & Touche LLP concurred with the Company's proposal regarding the treatment of the revolving line of credit prior to Deloitte & Touche LLP's dismissal. The Company's audit committee did not discuss this matter with Deloitte & Touche LLP. The Company authorized Deloitte & Touche, LLP to respond fully to inquiries of the Company's successor accountant, BDO Seidman LLP, to respond fully to inquiries of BDO Seidman LLP concerning this matter.


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         A letter from Deloitte & Touche LLP is attached as Exhibit 16.1 to this
Form 8-K.

(b)      Engagement of BDO Seidman LLP

         On February 17, 2004, the Company engaged BDO Seidman LLP as the Company's independent public accountants. During the two most recent fiscal years ended December 31, 2002 and 2001 or within the subsequent period through the date that Deloitte & Touche LLP was dismissed, the Company did not consult with BDO Seidman LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BDO Seidman LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or reportable event; or (iii) any other matter.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.  The following is a list of the Exhibits attached hereto:
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           Exhibit 16.1      Letter from Deloitte & Touche LLP to
                             the Securities and Exchange Commission
                             dated March 3, 2004 regarding change in
                             certifying accountant.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRAILER BRIDGE, INC.



Date: March 3, 2004                     By:  /s/ John D. McCown
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                                             John D. McCown
                                             Chairman and Chief
                                             Executive Officer




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